                                                                   EXHIBIT 10.17
                         CAPACITY COMMITMENT AGREEMENT
                        ------------------------------


          THIS CAPACITY COMMITMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") entered into as of this
                                            ---------
14th day of December, 2000, between GLOBAL CROSSING BANDWIDTH INC., a company organized and existing under the laws of the State of California and having its principal office in Goleta, California (said company, and any permitted successor or assign hereunder, the "Grantor"), and TELEMONDE INC., a corporation
                                    -------
organized and existing under the laws of Delaware and having its principal office at 230 Park Avenue, 10th Floor, New York, NY, 10169 (said company, and any permitted successor or assign hereunder, the "Purchaser"). Grantor and
                                                  ---------
Purchaser are herein sometimes collectively referred to as the "Parties" and
                                                                -------
each, individually, as a "Party".
                          -----


                             W I T N E S S E T H:
                             -------------------

          WHEREAS, on 19 June 1998, Telemonde Bandwidth (Bermuda) Limited ("TBBL") and Atlantic Crossing Ltd. entered into an agreement ("Atlantic
  ----                                                          --------
Capacity Agreement") which included a commitment on behalf of TBBL to acquire
------------------
from Atlantic Crossing Ltd. certain transatlantic and other telecommunications cable capacity on an indefeasible right of use basis for an agreed sum;

          WHEREAS, TBBL has not drawn-down all the capacity that it agreed to under the Atlantic Capacity Agreement, and in addition, it owes sums to Atlantic Crossing pursuant to that agreement;

          WHEREAS, Atlantic Crossing Ltd. and Global Crossing Bandwidth Inc., are affiliated companies, and TBBL is a subsidiary of TINC. TINC, TBBL and affiliated companies of the Grantor have agreed, inter alia, to settle the terms of TBBL's liability to Atlantic Crossing Ltd. pursuant to the terms of a Stand Still Agreement dated as of 30th November 2000 ("the Stand Still Agreement"). It is a condition of the Stand Still Agreement that the Parties enter into this Agreement;

          WHEREAS, Atlantic Crossing Ltd. has constructed a fiber optic cable system connecting the United States, the United Kingdom, the Netherlands and Germany known as the Atlantic Crossing System or "AC-1";
                                                  ----

          WHEREAS, Pacific Crossing Ltd. is constructing a fiber optic cable system connecting the United States and Japan known as the Pacific Crossing System or "PC-1";
           ----

          WHEREAS, Mid-Atlantic Crossing Ltd. is constructing a fiber optic cable system connecting New York, Florida and St. Croix, known as the Mid-Atlantic Crossing System or "MAC-1";
                             -----

  WHEREAS, Pan American Crossing Ltd. is constructing a fiber optic cable system connecting California, Mexico, Panama and St. Croix, known as the Pan American Crossing System or "PAC";
                    ---

  WHEREAS, South American Crossing Ltd. is constructing a fiber optic cable system connecting various principal cities in South America, known as the South American Crossing System or "SAC";
                             ----

  WHEREAS, Global Crossing Pan European Crossing Holdings B.V. is constructing a fiber optic cable network connecting various principal cities in Europe, known as Pan European Crossing or "PEC";
                             ---

  WHEREAS, an affiliate of the Grantor (the "NAC Affiliate") is constructing a
                                             -------------
fiber optic cable system connecting various principal cities in North America, known as the North American Crossing System or "NAC"; and
                                                ---

  WHEREAS, an affiliate of the Grantor (the "EAC Affiliate") is in the process
                                             -------------
of developing a fiber optic cable system connecting certain countries and territories in Asia, including Japan, Taiwan and Hong Kong, known as East Asia Crossing or "EAC" (and it is anticipated that EAC will connect to the United
             ---
States through PC-1);

  WHEREAS, Atlantic Crossing Ltd, Pacific Crossing Ltd., Mid-Atlantic Crossing Ltd., Pan American Crossing Ltd., South American Crossing Ltd., the NAC Affiliate, the EAC Affiliate, and Global Crossing Pan European Crossing Holdings B.V. are hereinafter collectively referred to as the "Services Companies";
                                                      ------------------

  WHEREAS, additional companies under common control with Grantor may in the future construct other fibre optic cable systems, though there is no obligation to do so, in which case such companies will be deemed to be Services Companies under this Agreement;

  WHEREAS, Services Companies and additional companies under common control with Grantor supply fibre optic capacity on an indefeasible right of use basis ("IRU") and/or lease basis, and supply other services (collectively "Services") and such additional companies under common control with Grantor will be deemed to be Services Companies under this Agreement;

  WHEREAS, Purchaser desires to acquire rights with respect to capacity and other Services; and

  WHEREAS, Grantor is affiliated with each of the Services Companies and can cause Services to be supplied to Purchaser.

  NOW, THEREFORE, the Parties, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, covenant and agree with each other as follows:

1. DEFINITIONS.
   -----------

   Unless otherwise defined herein, all terms that are commonly used in the telecommunications industry shall have the meanings commonly given such terms in such industry. In addition to terms defined in the preamble, the recitals and in the text of this Agreement, the following terms shall have the following meanings:

   "Annual Period" means, for the first such period, the period beginning on the
    -------------
   date of this Agreement and ending on the twelve month anniversary of this Agreement and, thereafter, each successive twelve month period occurring during the term of the Capacity Commitment Agreement.

  "Capacity" means fibre optic telecommunications capacity.
   --------

   "Capacity Purchase Agreement" means an agreement (or agreements) to be
    ---------------------------
   entered into between the Parties, pursuant to which Purchaser shall acquire and Grantor shall supply Services contemplated by this Agreement.

   "Dollars" or "$" means United States dollars.
    -------      -


   "Published Prices" means the Global Crossing prices at the date of this
    ----------------
   agreement as may be supplemented from time to time for Services

2. PURCHASE AGREEMENT.
   ------------------

   Purchaser hereby unconditionally and irrevocably agrees to purchase Services in an aggregate amount of $8,000,000 (the "Minimum Capacity Commitment")
                                              ---------------------------
   during the period commencing on the date hereof and ending sixty (60) months later (the "Minimum Capacity Purchase Period"). In order to fulfill this
               --------------------------------
   Minimum Capacity Commitment, Purchaser agrees to purchase Services in an amount of not less than $1,000,000 during each Annual Period, for the first four (4) consecutive Annual Periods, with the balance being purchased in the fifth Annual Period.

   Should Purchaser fail to purchase $2,000,000 of Services in the first two (2) Annual Periods or $2,000,000 of Services in the second two (2) Annual Period (being years three and four), Purchaser shall be in default of this obligation; unless the aggregate Services purchased is at least equal to the
               ------
   sum of Annual Period purchases required at that point in time. For example, where Capacity purchased in the first Annual Period is $1,500,000, Purchaser will not be in default if capacity purchases in the second Annual Period are $0.500,000. Alternatively, where Capacity purchased in the first Annual Period totals $0.500,000, Capacity purchased in the second Annual Period must total at least $1.500,000.

   In the event of expiry of the Standstill Period (as defined in the Stand Still Agreement) other than pursuant to Clause 7.2(a) of that agreement, if the Grantor or any affiliate of the Grantor takes any action to pursue or enforce any claims or rights under the Atlantic Capacity Agreement with respect to the Outstanding Draw Down Obligations (as defined in the Stand Still Agreement), Purchaser's obligations hereunder in respect of the Minimum Capacity Commitment shall terminate.

3.   PREFERRED SUPPLIER STATUS
     -------------------------

     Purchaser agrees that Grantor will be its Preferred Supplier of Capacity during the Minimum Capacity Purchase Period. During such period the Purchaser will notify Grantor of its intent to purchase any Capacity

     ("Required Capacity"). The Grantor will then notify the Purchaser of its
       -----------------
     willingness to supply Required Capacity, and the terms and conditions, inlcuding price, quality guarantees, delivery guarantees, project management commitments upon which Grantor or its affiliate(s) are prepared to supply Required Capacity.

     Purchaser will be bound to buy Required Capacity from Grantor or its affiliate(s) unless the Purchaser receives materially more advantageous terms bearing in mind the issues set out above ("Improved Terms") from an
                                                      --------------
     alternate supplier. Where Purchaser receives Improved Terms from an alternate supplier, Purchaser shall be entitled to purchase Required Capacity from that supplier, subject to the following:

     (a) Prior to purchasing Required Capacity from an alternate supplier, Purchaser must notify Grantor, bearing in mind duties of confidentiality, of the Improved Terms and allow Grantor reasonable opportunity to amend its offer; and

     (b) If Grantor matches or offers terms which match or are better than the Improved Terms, Purchaser shall be bound to purchase Required Capacity from Grantor or Affiliate(s);

     Purchaser and Grantor shall act in good faith at all times, to ensure that the Grantor is, wherever practicable, its supplier of Capacity in accordance with this Section 3.

     The parties agree to confirm any oral notifications hereunder either by post, fax or e-mail.


4.   SETTLEMENT OF DISPUTES.
     ----------------------

     The Parties shall endeavor to settle amicably by mutual discussions any disputes differences, or claims whatsoever related to this Agreement.

     Failing such amicable settlement, any controversy, claim or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach thereof, shall finally be settled by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association ("AAA"). There shall be three (3) arbitrators ("Arbitration Tribunal"), the first of which shall be
                             --------------------
     appointed by the claimant in its notice of arbitration, the second of which shall be appointed by the respondent within thirty (30) days of the appointment of the first arbitrator and the third of which shall be jointly appointed by the Party-appointed arbitrators within thirty (30) days thereafter. The language of the arbitration shall be English. The Arbitration Tribunal shall issue a written opinion and will not have authority to award punitive damages to either party. Each party shall bear its own expenses, but the parties shall share equally the expenses of the Arbitration Tribunal and the AAA. This Agreement shall be enforceable, any arbitration award shall be final and judgment thereon may be entered in any court of competent jurisdiction. The arbitration shall be held in New York, New York, USA.

65   GOVERNING LAW.
     -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

6..  WAIVER OF IMMUNITY.
     ------------------

     The Parties acknowledge that this Agreement is commercial in nature, and each Party hereto expressly and irrevocably waives any claim or right which it may have to immunity (whether sovereign immunity, act of state or otherwise) for itself or with respect to any of its assets in connection with an arbitration, arbitral award or other proceeding to enforce this Agreement, including, without limitation, immunity from service of process, immunity of any of its assets from pre- or post-judgment attachment or execution and immunity from the jurisdiction of any court or arbitral tribunal.

7.   NO THIRD PARTY BENEFICIARIES
     ----------------------------

     This Agreement does not provide and is not intended to provide third parties (including, but not limited to, customers of Purchaser) with any remedy, claim, liability, reimbursement, cause of action, or any other right.

8.   ASSIGNMENT.
     ----------

     This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Grantor may assign or transfer its obligations to any of its affiliates, but not otherwise, and so long as Grantor also assigns its obligations under this agreement to such affiliate. Purchaser may not assign any of its rights or obligations hereunder to any party whatsoever. Any assignment, transfer or other disposition by either Party which is in violation of this Agreement shall be void and of no force and effect.

9.   ANNOUNCEMENTS AND CONFIDENTIALITY.
     ---------------------------------

     Except as required by Law, any Regulatory or Governmental body or authority, or as made to professional advisers, no announcement, statement or information shall be issued by either Party save in terms agreed to in writing by the other Party; provided that neither Party shall unreasonably withhold or delay its
     --------
     consent to any press release proposed to be issued by the other Party to accompany any regulatory filing required to be made following completion of this Agreement. Either Party may disclose the terms of this Agreement for the purpose of enforcing its terms or the terms of any document referred to in or contemplated by it.

     Grantor agrees to keep confidential any information supplied to it and / or its affiliate(s) in connection with the matters herein contained, except where:

     (a) information is or becomes part of the public domain, other than by a breach of confidentiality by Grantor;

     (b) disclosure is required by law or any regulatory or governmental authority or body; and

     (c)  disclosure is agreed by TINC in writing in advance.

     Grantor may disclose such information to professional advisers who are under similar duties or obligations of confidentiality.

10.  NOTICES.
     -------

     Each notice, demand, certification or other communication given or made under this Agreement shall be in writing and shall be delivered by hand or sent by registered mail or by facsimile transmission to the address of the respective Party as shown below (or such other address as may be designated in writing to the other Party hereto in accordance with the terms of this Section):

                    If to Purchaser:  Telemonde Inc
                                      40 Portman Square
                                      London  W1H 9FH
                    Attn:             Director of Legal Services
                    Fax No:           +44 (0) 20 7487 4001

                    If to Grantor:    Global Crossing Bandwidth Inc.
                                      360 N. Crescent Drive
                                      Beverly Hills, California 90210
                    Attn:             General Counsel
                    Fax No.:          310-281-5820

     Any change to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section. Any such notice, demand or other communication shall be deemed to have been received, if delivered by hand, at the time of delivery or, if posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or, if sent by facsimile, at the date of transmission if confirmed receipt is followed by postal notice.

11.  SEVERABILITY.
     ------------

     If any provision of this Agreement is found by an arbitral, judicial or regulatory authority having jurisdiction to be void or unenforceable, such provision shall be deemed to have been deleted from this Agreement and the remaining provisions shall continue in full force and effect.

12.  HEADINGS
     ---------

     The Section headings of this Agreement are for convenience of reference only and are not intended to restrict, affect or influence the interpretation or construction of provisions of such Section.

13.  COUNTERPARTS.
     ------------

     This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed an original. Such counterparts shall together (as well as separately) constitute one and the same instrument.

14.  ENTIRE AGREEMENT
     ----------------

     This Agreement supersedes all prior oral or written understandings between the Parties hereto and constitutes the entire agreement with respect to the subject matter contained herein. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the Parties hereto.

15.  LIMITATION OF LIABILITY
     -----------------------

     In no event shall Purchaser or Grantor be liable to the other for consequential, incidental, indirect or special damages, including, but not limited to, loss of revenue, loss of business opportunity, or the costs associated therewith.

     IN WITNESS WHEREOF, the Parties have executed this Agreement in the jurisdictions set forth beneath their signatures, effective on the date first written above.


                                    GLOBAL CROSSING BANDWIDTH INC.


                                    By:
                                         --------------------------------
                                         Name:
                                         Title:



                                    TELEMONDE INC.


                                    By:  /s/ Adam N. Bishop
                                         --------------------------------
                                         Name:  Adam Bishop
                                         Title: President & Chief
                                                Executive Officer